Exhibit 10B - Consent of Counsel

                               [FIRM LETTERHEAD]

April 16, 1998



Glenbrook Life and Annuity Company
3100 Sanders Road
Northbrook, IL  60062


Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the prospectus filed as part of the Registration Statement on Form N-4 (File No. 333 -) filed by Glenbrook Life and Annuity Company Separate Account A for certain variable annuity contracts. In giving this consent, we do not admit that we are in the category of persons whose consent is required under
Section 7 of the Securities Act of 1933.


Very truly yours,

Jorden Burt Boros Cicchetti Berenson & Johnson LLP



By:  /s/ JOAN E. BOROS
     ------------------
     Joan E. Boros